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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 August 14, 2002



                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)



          New York                      1-13179                 31-0267900
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


222 W. Las Colinas Blvd., Suite 1500                               75039
Irving, Texas                                                    (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code: 972-443-6500

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.

ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, each of the Principal Executive Officer, C. Scott Greer, and Principal Financial Officer, Renee J. Hornbaker, of Flowserve Corporation, submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         Copies of these statements are attached hereto as Exhibits.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              FLOWSERVE CORPORATION



                              By: /s/ Ronald F. Shuff
                                  ---------------------------------------------
                                  Ronald F. Shuff
                                  Vice President, Secretary and General Counsel


Date:  August 14, 2002.



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                                  EXHIBIT INDEX


Exhibit 99.1: Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.

Exhibit 99.2: Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002.



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